UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

November 6, 2014 (October 6, 2014)

BREITBURN ENERGY PARTNERS LP

(Exact name of Registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

515 South Flower Street, Suite 4800

Los Angeles, CA 90071

(Address of principal executive office)

(213) 225-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Breitburn Energy Partners LP (the “Partnership”) on October 6, 2014 in connection with its proposed merger with QR Energy, LP (“QRE”) to provide updated financial statements and pro forma financial information with respect to the proposed merger and certain acquisitions made by the Partnership in 2013. No other amendments to the Current Report on Form 8-K filed on October 6, 2014 are being made by this Amendment No. 1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

QRE’s Quarterly Report on Form 10-Q filed with the SEC on November 5, 2014 is attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information.

The unaudited pro forma combined balance sheet of the Partnership as of September 30, 2014, which gives effect to the proposed merger as if it had occurred on September 30, 2014, and the unaudited pro forma combined statements of operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013, and the related notes thereto, which give effect to the proposed merger and certain acquisitions made by the Partnership in 2013 as if they had occurred on January 1, 2013, are attached hereto as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Exhibit Description

12.1	Ratio of Earnings to Fixed Charges.

99.1	QRE’s Quarterly Report on Form 10-Q filed with the SEC on November 5, 2014.

99.2	Unaudited pro forma combined balance sheet of the Partnership as of September 30, 2014, which gives effect to the proposed merger as if it had occurred on September 30, 2014, and the unaudited pro forma combined statements of operations for the nine months ended September 30, 2014 and the year ended December 31, 2013 and the related notes thereto, which give effect to the proposed merger and certain acquisitions made by the Partnership in 2013 as if they occurred on January 1, 2013.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the Partnership’s proposed merger with QRE (the “proposed transactions”), the Partnership has filed with the SEC a registration statement on Form S-4 that includes a prospectus of the Partnership and a proxy statement of QRE. Each of the Partnership and QRE also plan to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus and other relevant documents filed by the Partnership and QRE with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting Breitburn Investor Relations in writing at 515 S. Flower Street, Suite 4800, Los Angeles, CA 90071, or via e-mail by using the “Contact Form” located at the Investor Relations tab at www.breitburn.com or by calling (213) 225-0390; or by contacting QR Energy Investor Relations in writing at 1401 McKinney Street, Suite 2400, Houston, TX 77010, or via e-mail at ir@qracq.com or by calling (713) 452-2990.

Participants in the Solicitation

The Partnership and QRE and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about the Partnership’s directors and executive officers is available in the Partnership’s proxy statement dated April 25, 2014, for its 2014 Annual Meeting of Unitholders. Information about QRE’s directors and executive officers is available in QRE’s proxy statement dated February 3, 2014, for its Special Meeting of Unitholders held on March 10, 2014. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus filed with the SEC on October 17, 2014 and other relevant materials to be filed with the SEC regarding the proposed transactions when they become available. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the Partnership or QRE using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that the Partnership and QRE believe to be “forward-looking statements” within the meaning of Section 21E of the Exchange Act. All statements other than historical facts, including, without limitation, statements regarding the expected benefits of the proposed transaction to the Partnership and QRE and their unitholders, the anticipated completion of the proposed transaction or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations, are forward-looking statements. When used in this Current Report on Form 8-K, words such as we “may,” “can,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “project,” “believe,” “will” or “should” or the negative thereof or variations thereon or similar terminology are generally intended to identify forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of the Partnership, QRE or of the combined company. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements.

These risks and uncertainties include, but are not limited to: the ability to obtain unitholder, court and regulatory approvals of the proposed transaction; the ability to complete the proposed transaction on anticipated terms and timetable; the Partnership’s and QRE’s ability to integrate successfully after the transaction and achieve anticipated benefits from the proposed transaction; the possibility that various closing conditions for the transaction may not be satisfied or waived; risks relating to any unforeseen liabilities of the Partnership or QRE; declines in oil, NGL or natural gas prices; the level of success in exploitation, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploitation and development expenditures; the ability to obtain sufficient quantities of carbon dioxide necessary to carry out enhanced oil recovery projects; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under the Partnership’s credit agreement; the ability to generate sufficient cash flows from operations to meet the internally funded portion of any capital expenditures budget; the ability to obtain external capital to finance exploitation and development operations and acquisitions; federal, state and local initiatives and efforts relating to the regulation of hydraulic fracturing; the ability to successfully complete potential asset dispositions and the risks related thereto; the impacts of hedging on results of operations; the failure of properties to yield oil or gas in commercially viable quantities; uninsured or underinsured losses resulting from oil and gas operations; the inability to access oil and gas markets due to market conditions or operational impediments; the impact and costs of compliance with laws and regulations governing oil and gas operations; the ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; competition in the oil and gas industry; risks arising out of hedging transactions; and other risks described under the caption “Risk Factors” in the Partnership’s and QRE’s Annual Reports on Form 10-K for the period ended December 31, 2013, its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Partnership and QRE assume no obligation, and disclaim any duty, to update the forward-looking statements in this Current Report on Form 8-K to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS LP

	By:	BREITBURN GP LLC,
its general partner

Dated: November 6, 2014	By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

12.1	Ratio of Earnings to Fixed Charges.

99.1	QRE’s Quarterly Report on Form 10-Q filed with the SEC on November 5, 2014.

99.2	Unaudited pro forma combined balance sheet of the Partnership as of September 30, 2014, which gives effect to the proposed merger as if it had occurred on September 30, 2014, and the unaudited pro forma combined statements of operations for the nine months ended September 30, 2014 and the year ended December 31, 2013 and the related notes thereto, which give effect to the proposed merger and certain acquisitions made by the Partnership in 2013 as if they occurred on January 1, 2013.